                Morgan Stanley Global Opportunity Bond Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund

         05/03    -                                             Morgan
         /07                                                   Stanley,
                                                                 Citi,
                                                                Credit
                                                                Suisse,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                               Deutsche
                                                                 Bank
                                                               Securitie
                                                                  s,
                                                               JPMorgan
                                                                  RBS
                                                               Greenwich
                                                               Capital,
                                                                 Daiwa
Capmark                                                        Securitie
Financi                        $1,200,   25,000   0.00%  0.14   s SMBC    Citigr
   al                   $99.96 000,000    .00             %     Europe,    oup
 Group                           ,00                           Mitsubish
 5.875%                                                          i UFJ
  due                                                          Securitie
5/10/20                                                           s,
   12                                                          Wachovia
                                                               Securitie
                                                                s, West
                                                                LB AG,
                                                                Bank of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                               Natixis,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Scotia
                                                               Capital,
                                                                Lehman
                                                               Brothers,
                                                                Shinsei
                                                               Internati
                                                                 onal
                                                                Limited

                                                                Morgan
                                                               Stanley,
                                                                 Citi,
                                                                Credit
                                                                Suisse,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                  -                                            Deutsche
         05/03                                                   Bank
         /07                                                   Securitie
                                                                  s,
                                                               JPMorgan
                                                                  RBS
Capmark                                                        Greenwich
Financi                                                        Capital,
   al                                                            Daiwa
 Group                  $99.84 $500,00   10,000   0.00%  0.06  Securitie  Citigr
 6.30%                         0,000.0                    %     s SMBC     oup
  due                             0                             Europe,
5/10/20                                                        Mitsubish
   17                                                            i UFJ
                                                               Securitie
                                                                  s,
                                                               Wachovia
                                                               Securitie
                                                                s, West
                                                                LB AG,
                                                                Bank of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                               Natixis,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Scotia
                                                               Capital,
                                                                Lehman
                                                               Brothers,
                                                                Shinsei
                                                               Internati
                                                                 onal
                                                                Limited
         05/17    -                                            JPMorgan,
         /07                                                     Citi,
                                                                Credit
                                                                Suisse,
                                                               ABN AMRO
                                                               Incorpora
                                                                 ted,
                                                                Merrill
                                                                Lynch &
                                                               Co., Banc
                                                                  of
                                                                America
                                                               Securitie
Dynergy                                                         s LLC,
Holding                                                         Lehman
 s Inc.                 $100.0 $1,100,   20,000          0.11  Brothers,  JPMorg
 7.75%                    0    000,000    .00    0.00%    %     Morgan      an
  due                            .00                           Stanley,
6/1/201                                                           BNP
   9                                                           PARIBAS,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                                Wedbush
                                                                Morgan
                                                               Securitie
                                                                s Inc.,
                                                                Calyon
                                                               Securitie
                                                               s (USA),
                                                                  RBS
                                                               Greenwich
                                                               Capital,
                                                               Dresdner
                                                               Kleinwort
                                                               , Scotia
                                                               Capital,
                                                               Wachovia
                                                               Securitie
                                                                   s

         06/26    -                                             Banc of
         /07                                                    America
                                                               Securitie
  FMC                                                           s LLC,
Finance                                                        Deutsche    Banc
 III SA                 $98.23 $500,00   120,00   0.02%  0.69    Bank       of
 6.875%                        0,000.0    0.00           %     Securitie  Americ
  due                             0                            s, Morgan    a
7/15/20                                                         Stanley
   17